                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2002


                          HIBBETT SPORTING GOODS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)
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

              Delaware                               000-20969                         63-1074067
------------------------------------   ------------------------------------   -------------------------------
  (State or other jurisdiction of             (Commission File Number)        (I.R.S. Employer Identification
          Incorporation)                                                                Number)
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                               451 Industrial Lane
                            Birmingham, Alabama 35211
                            -------------------------
               (Address of principal executive offices) (Zip Code)

                                 (205) 942-4292
              ----------------------------------------------------
              (Registrant's telephone number, including area code)






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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On May 15, 2002, Hibbett Sporting Goods, Inc. ("Hibbett") filed a current report on Form 8-K announcing that its Board of Directors decided not to renew the engagement of its independent public accountants, Arthur Andersen LLP ("Andersen"), and that it selected KPMG LLP to serve as Hibbett's independent public accountants for its fiscal year ending February 1, 2003. This amendment is filed solely to clarify certain information with respect to such decision.

     As recommended by the Audit Committee, Hibbett's Board of Directors dismissed Andersen as its independent public accountants and notified Andersen of such dismissal on May 9, 2002. As recommended by the Audit Committee, Hibbett's Board of Directors selected KPMG LLP to serve as Hibbett's independent public accountants for its fiscal year ending February 1, 2003 on May 9, 2002.

     During Hibbett's two most recent fiscal years ended February 2, 2002, the subsequent interim period ended May 4, 2002, and through May 9, 2002 there were no disagreements between Hibbett and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports. Andersen's reports on Hibbett's consolidated financial statements for each of the fiscal years ended 2002 and 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     Hibbett provided Andersen with a copy of the foregoing disclosure. Attached as Exhibit 16.2 is a copy of Andersen's letter dated June 25, 2002, stating its agreement with these statements.

     Andersen's report on Hibbett's consolidated financial statements for the year ended February 2, 2002, dated March 13, 2002, was issued on an unqualified basis in conjunction with the filing of Hibbett's Annual Report on Form 10-K/A for the year ended February 2, 2002, filed May 3, 2002.

     No reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Hibbett's two most recent fiscal years, the subsequent interim period ended May 4, 2002 and through May 9, 2002.

     During Hibbett's two most recent fiscal years ended February 2, 2002, the subsequent interim period ended May 4, 2002 and through May 9, 2002, Hibbett did not consult with KPMG LLP regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(c)   Exhibits:  The following exhibits are filed as part of this Report.

Exhibit Number
--------------
16.1*                                   Letter, dated May 10, 2002, from Arthur
                                        Andersen LLP to the Securities and
                                        Exchange Commission regarding change in
                                        certifying accountant.
16.2                                    Letter, dated June 25, 2002, from Arthur
                                        Andersen LLP to the Securities and
                                        Exchange Commission regarding change in
                                        certifying accountant.
99*                                     Press Release dated May 15, 2002.
_______
 * Previously filed.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  June 26, 2002

                                     HIBBETT SPORTING GOODS, INC.


                                     By:     /s/ Gary A. Smith
                                        -----------------------------
                                             Gary A. Smith
                                             Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX

Exhibit Number                          Description
--------------                          -----------
16.1*                                   Letter, dated May 10, 2002, from Arthur
                                        Andersen LLP to the Securities and
                                        Exchange Commission regarding change in
                                        certifying accountant.
16.2                                    Letter, dated June 25, 2002, from Arthur
                                        Andersen LLP to the Securities and
                                        Exchange Commission regarding change in
                                        certifying accountant.
99*                                     Press Release dated May 15, 2002.
_______
*   Previously filed.



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